UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 27, 2005


                           CAMDEN NATIONAL CORPORATION
               (Exact name of Registrant as specified in charter)


          MAINE                        01-28190                 01-0413282
(State or other jurisdiction         (Commission               (IRS employer
      of incorporation)              File Number)            Identification No.)



                Two Elm Street, Camden, Maine                     04843
             (Address of principal executive offices)           (Zip Code)


                                 (207) 236-8821
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

The Board of Directors of Camden National Corporation (the Company) announces that David C. Flanagan has been elected to the Company's Board of Directors effective September 27, 2005. Mr. Flanagan has been a Director of Camden National Bank, a subsidiary of the Company, since 1998. Mr. Flanagan will assume a position on the Governance Committee of the Board of Directors. A press release, attached as Exhibit 99.1, was issued to announce Mr. Flanagan's election.




Item 9.01 - Financial Statements and Exhibits

          (c)  Exhibits.

               99.1 Press release announcing election of David C. Flanagan to the Board of Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

       CAMDEN NATIONAL CORPORATION



         By:  /s/ Sean G. Daly                         Date: September 27, 2005
             -------------------------------------
             Sean G. Daly
             Chief Financial Officer and Principal
             Financial & Accounting Officer